Exhibit 3.1

Certificate of the Registration of a Company

Corporations Act 2001 Paragraph 1274 (2) (b)

This is to certify that

WIMP 2 WARRIOR PTY LTD

Australian Company Number 163 057 565

is taken to be registered as a company under the Corporations Act 2001 in New South Wales.

The company was a **proprietary** company.

On the tenth day of April 2020 the company converted to a **public** company and the name changed to
WIMP 2 WARRIOR LIMITED

On the second day of February 2022 the company changed its name to
ALTA GLOBAL GROUP LIMITED

The company is **limited by shares**.

The day of commencement of registration is **the twenty-seventh day of March 2013**.

Issued by the
Australian Securities and Investments Commission
on this eleventh day of May 2023.

CERTIFICATE

Certificate of Registration on Change of Name

This is to certify that

WIMP 2 WARRIOR LIMITED

Australian Company Number 163 057 565

did on the second day of February 2022 change its name to

ALTA GLOBAL GROUP LIMITED

Australian Company Number 163 057 565

The company is a public company.

The company is limited by shares.

The company is registered under the Corporations Act 2001 and is taken to be registered in New South Wales and the date of commencement of registration is the twenty-seventh day of March, 2013.

Issued by the
Australian Securities and Investments Commission
on this second day of February 2022.

Joseph Longo
Chair

CERTIFICATE

Certificate of Registration on Change of Name

This is to certify that

ALTA GLOBAL GROUP LIMITED

Australian Company Number 163 057 565

did on the fifth day of December 2024 change its name to

MIXED MARTIAL ARTS GROUP LIMITED

Australian Company Number 163 057 565

The company is a public company.

The company is limited by shares.

The company is registered under the Corporations Act 2001 and is taken to be registered in New South Wales and the date of commencement of registration is the twenty-seventh day of March, 2013.

Issued by the
Australian Securities and Investments Commission
on this fifth day of December 2024.

Joseph Longo
Chair

CERTIFICATE